CALVERT EMERGING MARKETS EQUITY FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

CALVERT MID-CAP FUND

(formerly Calvert Capital Accumulation Fund)

Supplement to Statement of Additional Information dated

February 1, 2018 as revised April 5, 2018

The following information is added under Hermes Investment Management Limited under “Sub-Advisers” in “Investment Adviser and Sub-Advisers”:

At a special meeting of shareholders held October 5, 2018, shareholders of Calvert Emerging Markets Equity Fund approved a “manager of managers” structure, which would allow CRM and Calvert Emerging Markets Equity Fund to enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers without obtaining additional shareholder approval, subject to certain conditions.  Prior to reliance on a “manager of managers” structure, CRM and the Corporation would need to apply for and be granted exemptive relief from the SEC.  There is no guarantee that the SEC will grant the requested exemptive relief or grant the requested exemptive relief on the terms and conditions expected by CRM.  Typically, the SEC requires, as a condition of granting a “manager of managers” exemptive relief, that shareholders be given notice of the hiring, termination, or replacement of a sub-adviser, including the information concerning a new sub-adviser that would normally be provided in a proxy statement.

October 9, 2018